UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Equity Income Fund

BNY Mellon International Bond Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Global Equity Income Fund

ANNUAL REPORT October 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by portfolio managers Jon Bell, Paul Flood, Ilga Haubelt and Robert Hay of Newton Investment Management Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, BNY Mellon Global Equity Income Fund’s Class A shares produced a total return of 33.36%, Class C shares returned 32.34%, Class I shares returned 33.67% and Class Y shares returned 33.79%.1 In comparison, the fund’s benchmark, the FTSE World Index (the “Index”), produced a total return of 40.25% for the same period.2

Global markets gained ground during the reporting period in response to positive investor sentiment driven by highly accommodative monetary policies and the widespread rollout of COVID-19 vaccinations. The Fund underperformed the Index largely due to sector positioning in consumer staples, technology, financials and utilities, and country positions in the United States and UK.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund seeks to focus on dividend-paying stocks of companies located in the developed-capital markets, such as the United States, Canada, Japan, Australia, Hong Kong and Western Europe. The fund may invest in the securities of companies of any market capitalization, and it may invest up to 30% of its assets in emerging markets. The fund’s portfolio managers typically will purchase stocks that, at the time of purchase, have a yield premium to the yield of the Index.

The portfolio manager will combine a top-down approach, emphasizing current economic trends and current investment themes on a global basis, with a bottom-up stock selection, based on fundamental research. Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector.

Growing Investor Optimism as Economies Reopen

Global equities advanced during the 12-month period, with risk assets supported by highly accommodative monetary policies from central banks responding to coronavirus restrictions. Increased risk appetite also reflected two additional developments: first, a relatively benign outcome to the U.S. presidential election; and later, the widespread rollout of COVID-19 vaccinations, which opened the door to the normalization of social and economic activity. Additional impetus was provided as the long-running political wrangle between the European Union and UK over the Brexit deal was settled.

As economies began to reopen in 2021, inflationary pressures came into play, leading investors to anticipate a dialing back of the exceptional levels of monetary stimulus then in place. This contributed to a sharp rise in government bond yields during the first quarter of 2021. Longer-dated government bond yields subsequently declined after hawkish comments from U.S. Federal Reserve officials prompted investors to discount a weaker outlook for medium-term growth. However, toward the end of the period, higher energy prices, goods

2

shortages and wage-inflation numbers prompted central banks to adopt a less-dovish tone, with major central banks in the United States and UK highlighting the increasing likelihood that monetary stimulus could be ‘tapered’ and interest rates moved higher over the coming year.

Several Sectors Detract from Relative Returns

At a sector level, the most significant detractors from the fund’s relative performance were positions in consumer staples, technology, financials and utilities. At a country level, positions in the United States and UK were the most substantial detractors. Notably underperforming individual holdings included UK-based household products company Unilever and China-based Ping An Insurance Group Company of China. Unilever’s share price fell on the completion of its unified legal structure in November 2020, even though it is expected to make the company nimbler and more efficient. The stock also came under pressure later in the period, with some investors adopting a dim view of the company’s earnings outlook in an environment of rising input-cost pressures. Ping An Insurance Group Company of China was negatively affected by unsubstantiated fears about greater regulatory scrutiny of the Chinese insurance industry, and negative sentiment regarding the Chinese financial system, due to potential fallout from a default of a highly-indebted property developer. Lack of exposure to U.S.-based electric car maker Tesla, which failed to meet the fund’s strict yield criteria, also significantly detracted from relative returns as the company posted its highest-ever quarterly profit, and the stock rose to a record high.

Conversely, the Fund benefited most from positioning in the consumer discretionary sector, owing largely to holdings in luxury retailers Cie Financiere Richemont and Tapestry. Shares in Switzerland-based watch and jewelry maker Cie Financiere Richemont climbed after the company reported a marked improvement in sales. The stock also benefited from news of the company’s joint investment with Alibaba in online fashion retailer Farfetch, a collaboration expected to enhance sales in the growing Chinese luxury goods market. U.S.-based fashion company Tapestry benefited from strong online business and growth in China, which drove sales numbers to the higher end of market estimates. Holdings in another top contributor, U.S.-based networking equipment maker Cisco Systems, were buoyed by greater optimism about a recovery in enterprise IT (information technology) spending and by the success of the company’s ongoing transition to a subscription-based model. Strong stock selection in the industrials sector further enhanced the fund’s relative performance. At a country level, underweight exposure to the Japanese market was the largest positive contributor, followed by holdings in India of IT services company Infosys.

Focused on Economic Recovery

Dividends have rebounded strongly and much faster than is typical following a recession. While the dividend recovery of individual companies varies, we expect most regions, with the exception of the UK, to see 2021 dividends exceeding pre-pandemic levels. The recovery has been especially strong in cyclical sectors and in sectors that have seen the biggest impact from the lockdown of economies. Sectors benefiting from strong, secular growth trends like health care and technology have also continued to grow. Profit margins appear likely to hit new all-time highs in the coming year—not only in the United States, where the technology sector has led to continued margin expansion in the past, but also in the rest of the world.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

As long as the economic recovery continues, we expect dividends to benefit from the tailwind created by strong positive improvements in company earnings that go hand in hand with an economic upturn. Indeed, thus far, earnings recovery has outpaced dividend recovery. As of October 31, 2021, U.S. and European payout ratios remain below pre-pandemic levels, creating an additional safety buffer and room for further dividend growth if economies continue to do well.

Inflationary pressures, which have been building as a result of increased state intervention and the unification of monetary and fiscal policy, have been exacerbated by COVID-19-related lockdowns, leading to supply shortages. We expect some of this rise in inflation to be permanent—for example, with regard to wages—but expect inflationary pressures in the commodity, raw materials and goods sectors to ebb as supply shortages ease. We will continue to monitor inflation, as it could pose a risk to recovery.

November 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The FTSE World Index is a market capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Equity Income Fund with a hypothetical investment of $10,000 in the FTSE World Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon Global Equity Income Fund on 10/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, and Class I shares. The Index is a market capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Equity Income Fund with a hypothetical investment of $1,000,000 in the FTSE World Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Global Equity Income Fund on 10/31/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a market capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/2021
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	10/18/07	25.66%	9.01%	8.99%
without sales charge	10/18/07	33.36%	10.32%	9.64%
Class C shares
with applicable redemption charge†	10/18/07	31.34%	9.51%	8.83%
without redemption	10/18/07	32.34%	9.51%	8.83%
Class I shares	10/18/07	33.67%	10.61%	9.92%
Class Y shares	7/1/13	33.79%	10.69%	9.59%††
FTSE World Index		40.25%	15.57%	12.22%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Equity Income Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.04	$9.99	$4.75	$4.70
Ending value (after expenses)	$1,047.70	$1,043.50	$1,048.40	$1,049.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.96	$9.86	$4.69	$4.63
Ending value (after expenses)	$1,019.31	$1,015.43	$1,020.57	$1,020.62
†

Expenses are equal to the fund’s annualized expense ratio of 1.17% for Class A, 1.94% for Class C, .92% for Class I and .91% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2021

Description	Shares		Value ($)
Common Stocks - 92.9%
Australia - 1.1%
Insurance Australia Group	929,404		3,355,892
China - 1.3%
Ping An Insurance Group Company of China, Cl. H	539,500		3,876,107
France - 3.9%
Sanofi	67,251		6,719,254
TotalEnergies	103,396		5,183,833
			11,903,087
Germany - 6.6%
Bayer	107,805		6,065,381
Continental	46,378		5,442,788
Muenchener Rueckversicherungs-Gesellschaft	28,256		8,368,500
Vitesco Technologies Group	7,743	[a]	443,965
			20,320,634
Hong Kong - 1.2%
Link REIT	416,500		3,693,657
India - 3.4%
Infosys, ADR	466,613		10,396,138
Japan - 1.1%
KDDI	109,000		3,374,003
Netherlands - 1.6%
Royal Dutch Shell, Cl. A	208,193		4,805,721
Spain - 2.2%
Industria de Diseno Textil	192,649		6,957,218
Sweden - 2.1%
Industrivarden, Cl. A	8,459		278,946
Svenska Handelsbanken, Cl. A	549,884		6,296,646
			6,575,592
Switzerland - 12.1%
Cie Financiere Richemont, CI. A	53,518		6,610,841
Nestle	46,951		6,195,522
Novartis	92,612		7,650,908
Roche Holding	26,997		10,439,371
Zurich Insurance Group	14,822		6,570,828
			37,467,470
United Kingdom - 18.6%
BAE Systems	916,759		6,923,051
British American Tobacco	169,571		5,909,571
British American Tobacco, ADR	59,404		2,074,388
Bunzl	151,892		5,616,696

9

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 92.9% (continued)
United Kingdom - 18.6% (continued)
Ferguson		15,809		2,378,813
Informa		901,503	[a]	6,408,107
RELX		355,405		11,011,859
Taylor Wimpey		2,100,801		4,443,392
The Sage Group		422,036		4,105,420
Unilever		159,198		8,523,091
				57,394,388
United States - 37.7%
Cisco Systems		216,147		12,097,748
Citigroup		85,526		5,914,978
CME Group		25,490		5,621,820
CMS Energy		121,451		7,329,568
Dominion Energy		81,145		6,161,340
Emerson Electric		80,248		7,784,858
Eversource Energy		79,499		6,749,465
Hubbell		11,005		2,194,067
JPMorgan Chase & Co.		54,404		9,242,695
Merck & Co.		80,527		7,090,402
Organon & Co.		47,526		1,746,580
Paychex		38,710		4,772,169
PepsiCo		67,578		10,920,605
Philip Morris International		50,903		4,812,370
Principal Financial Group		76,197		5,112,057
Qualcomm		42,827		5,697,704
Texas Instruments		24,621		4,615,945
The Home Depot		8,367		3,110,349
The Procter & Gamble Company		37,575		5,372,849
				116,347,569
Total Common Stocks (cost $208,443,062)				286,467,476
	Preferred Dividend Yield (%)
Preferred Stocks - 3.7%
Germany - 1.6%
Volkswagen	2.59	22,090		4,949,395
South Korea - 2.1%
Samsung Electronics	4.60	119,908		6,567,209
Total Preferred Stocks (cost $9,332,640)				11,516,604
	Maturity Date	Number of Warrants
Warrants - .1%
Switzerland - .1%
Cie Financiere Richemont (cost $0)	11/22/2023	188,850		136,130

10

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 2.3%
Registered Investment Companies - 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $7,082,007)	0.06	7,082,007	[b]	7,082,007
Total Investments (cost $224,857,709)		99.0%		305,202,217
Cash and Receivables (Net)		1.0%		3,050,887
Net Assets		100.0%		308,253,104

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	12.9
Food, Beverage & Tobacco	9.7
Insurance	8.8
Capital Goods	8.1
Banks	7.0
Utilities	6.6
Software & Services	6.2
Technology Hardware & Equipment	6.1
Household & Personal Products	4.5
Consumer Durables & Apparel	3.6
Commercial & Professional Services	3.6
Automobiles & Components	3.5
Semiconductors & Semiconductor Equipment	3.3
Retailing	3.3
Energy	3.2
Investment Companies	2.3
Media & Entertainment	2.1
Diversified Financials	1.9
Real Estate	1.2
Telecommunication Services	1.1
99.0

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20($)	Purchases($)†	Sales($)	Value 10/31/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	3,706,898	73,044,382	(69,669,273)	7,082,007	2.3	3,688
Investment of Cash Collateral for Securities Loaned; ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,166,358	24,430	(1,190,788)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	4,036,950	(4,036,950)	-	-	798†††
Total	4,873,256	77,105,762	(74,897,011)	7,082,007	2.3	4,486

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	217,775,702	298,120,210
Affiliated issuers	7,082,007	7,082,007
Cash		47,849
Cash denominated in foreign currency	942	1,019
Receivable for investment securities sold		1,534,703
Tax reclaim receivable—Note 1(b)		1,397,609
Dividends and securities lending income receivable		809,165
Receivable for shares of Beneficial Interest subscribed		233,549
Prepaid expenses		49,092
		309,275,203
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		237,752
Payable for investment securities purchased		472,466
Payable for shares of Beneficial Interest redeemed		204,058
Trustees’ fees and expenses payable		5,812
Other accrued expenses		102,011
		1,022,099
Net Assets ($)		308,253,104
Composition of Net Assets ($):
Paid-in capital		202,375,153
Total distributable earnings (loss)		105,877,951
Net Assets ($)		308,253,104

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	55,803,990	18,165,388	234,241,850	41,876
Shares Outstanding	3,434,457	1,077,648	15,217,978	2,721.81
Net Asset Value Per Share ($)	16.25	16.86	15.39	15.39

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended October 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $682,033 foreign taxes withheld at source):
Unaffiliated issuers	8,940,897
Affiliated issuers	3,688
Income from securities lending—Note 1(c)	798
Total Income	8,945,383
Expenses:
Management fee—Note 3(a)	2,276,147
Shareholder servicing costs—Note 3(c)	396,801
Distribution fees—Note 3(b)	164,668
Professional fees	126,731
Registration fees	69,146
Custodian fees—Note 3(c)	39,166
Prospectus and shareholders’ reports	36,277
Trustees’ fees and expenses—Note 3(d)	24,455
Chief Compliance Officer fees—Note 3(c)	14,062
Loan commitment fees—Note 2	4,933
Interest expense—Note 2	209
Miscellaneous	26,300
Total Expenses	3,178,895
Investment Income—Net	5,766,488
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	34,681,841
Net realized gain (loss) on forward foreign currency exchange contracts	5,086
Net Realized Gain (Loss)	34,686,927
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	43,729,454
Net Realized and Unrealized Gain (Loss) on Investments	78,416,381
Net Increase in Net Assets Resulting from Operations	84,182,869

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	5,766,488	7,677,908
Net realized gain (loss) on investments	34,686,927	(2,170,193)
Net change in unrealized appreciation (depreciation) on investments	43,729,454	(50,021,717)
Net Increase (Decrease) in Net Assets Resulting from Operations	84,182,869	(44,514,002)
Distributions ($):
Distributions to shareholders:
Class A	(925,932)	(1,478,263)
Class C	(192,813)	(898,027)
Class I	(4,780,369)	(9,087,320)
Class Y	(762)	(1,014,590)
Total Distributions	(5,899,876)	(12,478,200)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	11,932,795	14,341,558
Class C	878,761	2,459,474
Class I	46,660,220	65,550,396
Class Y	7,881	44,160
Distributions reinvested:
Class A	701,787	1,155,036
Class C	166,151	655,358
Class I	3,912,304	7,118,845
Class Y	762	1,014,590
Cost of shares redeemed:
Class A	(14,670,732)	(20,723,278)
Class C	(13,796,463)	(23,436,144)
Class I	(65,254,810)	(149,982,669)
Class Y	(2,732)	(36,564,936)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(29,464,076)	(138,367,610)
Total Increase (Decrease) in Net Assets	48,818,917	(195,359,812)
Net Assets ($):
Beginning of Period	259,434,187	454,793,999
End of Period	308,253,104	259,434,187

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	778,886	1,089,867
Shares issued for distributions reinvested	45,508	87,007
Shares redeemed	(960,861)	(1,619,798)
Net Increase (Decrease) in Shares Outstanding	(136,467)	(442,924)
Class Ca
Shares sold	53,790	174,016
Shares issued for distributions reinvested	10,446	46,799
Shares redeemed	(874,740)	(1,776,282)
Net Increase (Decrease) in Shares Outstanding	(810,504)	(1,555,467)
Class Ib
Shares sold	3,197,764	5,267,063
Shares issued for distributions reinvested	268,020	567,218
Shares redeemed	(4,483,100)	(12,851,302)
Net Increase (Decrease) in Shares Outstanding	(1,017,316)	(7,017,021)
Class Y
Shares sold	539	3,369
Shares issued for distributions reinvested	52	80,506
Shares redeemed	(194)	(3,061,011)
Net Increase (Decrease) in Shares Outstanding	397	(2,977,136)

[a]

During the period ended October 31, 2021, 2,180 Class C shares representing $34,519 were automatically converted to 2,260 Class A shares and during the period ended October 31, 2020, 106 Class C shares representing $1,489 were automatically converted to 109 Class A shares.

[b]	During the period ended October 31, 2020, 953 Class A shares representing $11,016 were exchanged for 1,004 Class I shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.40	13.99	13.45	13.65	12.57
Investment Operations:
Investment income—net[a]	.28	.26	.33	.31	.24
Net realized and unrealized gain (loss) on investments	3.84	(1.45)	1.36	.13	1.49
Total from Investment Operations	4.12	(1.19)	1.69	.44	1.73
Distributions:
Dividends from investment income—net	(.27)	(.27)	(.33)	(.32)	(.27)
Dividends from net realized gain on investments	-	(.13)	(.82)	(.32)	(.38)
Total Distributions	(.27)	(.40)	(1.15)	(.64)	(.65)
Net asset value, end of period	16.25	12.40	13.99	13.45	13.65
Total Return (%)[b]	33.36	(8.72)	13.85	3.14	14.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	1.19	1.17	1.18	1.28
Ratio of net investment income to average net assets	1.77	1.95	2.54	2.26	1.93
Portfolio Turnover Rate	26.61	18.42	27.51	21.82	26.35
Net Assets, end of period ($ x 1,000)	55,804	44,269	56,173	50,382	54,546

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.85	14.47	13.86	13.98	12.79
Investment Operations:
Investment income—net[a]	.15	.17	.24	.22	.18
Net realized and unrealized gain (loss) on investments	4.00	(1.51)	1.41	.12	1.50
Total from Investment Operations	4.15	(1.34)	1.65	.34	1.68
Distributions:
Dividends from investment income—net	(.14)	(.15)	(.22)	(.14)	(.11)
Dividends from net realized gain on investments	-	(.13)	(.82)	(.32)	(.38)
Total Distributions	(.14)	(.28)	(1.04)	(.46)	(.49)
Net asset value, end of period	16.86	12.85	14.47	13.86	13.98
Total Return (%)[b]	32.34	(9.42)	13.00	2.41	13.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.95	1.94	1.91	1.91	2.01
Ratio of net investment income to average net assets	.97	1.21	1.79	1.53	1.36
Portfolio Turnover Rate	26.61	18.42	27.51	21.82	26.35
Net Assets, end of period ($ x 1,000)	18,165	24,255	49,830	49,068	56,969

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended October 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	11.76	13.30	12.83	13.10	12.11
Investment Operations:
Investment income—net[a]	.30	.28	.35	.33	.31
Net realized and unrealized gain (loss) on investments	3.64	(1.39)	1.30	.12	1.39
Total from Investment Operations	3.94	(1.11)	1.65	.45	1.70
Distributions:
Dividends from investment income—net	(.31)	(.30)	(.36)	(.40)	(.33)
Dividends from net realized gain on investments	-	(.13)	(.82)	(.32)	(.38)
Total Distributions	(.31)	(.43)	(1.18)	(.72)	(.71)
Net asset value, end of period	15.39	11.76	13.30	12.83	13.10
Total Return (%)	33.67	(8.53)	14.20	3.43	14.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.94	.91	.90	.99
Ratio of net investment income to average net assets	2.02	2.22	2.78	2.55	2.42
Portfolio Turnover Rate	26.61	18.42	27.51	21.82	26.35
Net Assets, end of period ($ x 1,000)	234,242	190,883	309,206	262,268	296,215

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	11.75	13.29	12.82	13.09	12.11
Investment Operations:
Investment income—net[a]	.30	.32	.37	.34	.31
Net realized and unrealized gain (loss) on investments	3.65	(1.42)	1.29	.12	1.39
Total from Investment Operations	3.95	(1.10)	1.66	.46	1.70
Distributions:
Dividends from investment income—net	(.31)	(.31)	(.37)	(.41)	(.34)
Dividends from net realized gain on investments	-	(.13)	(.82)	(.32)	(.38)
Total Distributions	(.31)	(.44)	(1.19)	(.73)	(.72)
Net asset value, end of period	15.39	11.75	13.29	12.82	13.09
Total Return (%)	33.79	(8.47)	14.29	3.53	14.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.85	.84	.83	.92
Ratio of net investment income to average net assets	2.03	2.48	2.93	2.61	2.45
Portfolio Turnover Rate	26.61	18.42	27.51	21.82	26.35
Net Assets, end of period ($ x 1,000)	42	27	39,585	43,267	40,786

a Based on average shares outstanding.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Equity Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

21

NOTES TO FINANCIAL STATEMENTS (continued)

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

22

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

23

NOTES TO FINANCIAL STATEMENTS (continued)

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	286,467,476	-	-	286,467,476
Equity Securities - Preferred Stocks	11,516,604	-	-	11,516,604
Investment Companies	7,082,007	-	-	7,082,007
Warrants	136,130	-	-	136,130

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

24

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2021, The Bank of New York Mellon earned $105 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic

25

NOTES TO FINANCIAL STATEMENTS (continued)

developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and

26

net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,380,665, undistributed capital gains $28,411,451 and unrealized appreciation $75,085,835.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $5,899,876 and $8,251,503, and long-term capital gains $0 and $4,226,697, respectively.

During the period ended October 31, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $2,376,130 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit

27

NOTES TO FINANCIAL STATEMENTS (continued)

Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2021 was approximately $16,986 with a related weighted average annualized interest rate of 1.23%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser and the Trust, the Trust had agreed to pay the Adviser a management fee computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended October 31, 2021, the Distributor retained $1,187 from commissions earned on sales of the fund’s Class A shares and $511 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2021, Class C shares were charged $164,668 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2021, Class A and Class C shares were charged $134,156 and $54,889, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved

28

annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2021, the fund was charged $9,938 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2021, the fund was charged $39,166 pursuant to the custody agreement.

During the period ended October 31, 2021, the fund was charged $14,062 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $195,091, Distribution Plan fees of $11,660, Shareholder Services Plan fees of $15,674, custodian fees of $9,000, Chief Compliance Officer fees of $4,718 and transfer agency fees of $1,609.

29

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2021, amounted to $77,355,932 and $111,467,293, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain

30

on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2021 there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2021:

Average Market Value ($)
Forward contracts	535,491

At October 31, 2021, the cost of investments for federal income tax purposes was $230,165,417; accordingly, accumulated net unrealized appreciation on investments was $75,036,800, consisting of $86,968,592 gross unrealized appreciation and $11,931,792 gross unrealized depreciation.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the fund and Board of Trustees of
BNY Mellon Investment Funds III:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Equity Income Fund (the “Fund”), a series of BNY Mellon Investment Funds III, including the statement of investments, as of October 31, 2021, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 22, 2021

32

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $6,601,606 as income sourced from foreign countries for the fiscal year ended October 31, 2021 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $663,067 as taxes paid from foreign countries for the fiscal year ended October 31, 2021 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2020 calendar year with Form 1099-DIV which will be mailed in early 2022. Also the fund designates the maximum amount allowable, but not less than $6,562,943 as ordinary income dividends paid during the fiscal year ended October 31, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 44.17% of ordinary income dividends paid during the year ended October 31, 2021 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code.

33

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Francine J. Bovich (70)
Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 55

———————

Andrew J. Donohue (71)
Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 45

———————

34

Kenneth A. Himmel (75)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 45

———————

Benaree Pratt Wiley (75)
Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 63

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
Interested Board Member

Bradley Skapyak (62)
Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of Dreyfus (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of the Transfer Agent (2011-2019)

• Senior Vice President of the Custodian (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member
Stephen J. Lockwood, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

37

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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41

For More Information

BNY Mellon Global Equity Income Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DEQAX Class C: DEQCX Class I: DQEIX Class Y: DEQYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6175AR1021

BNY Mellon International Bond Fund

ANNUAL REPORT October 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by David Leduc, CFA, Brendan Murphy, CFA and Scott Zaleski, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, the BNY Mellon International Bond Fund’s Class A shares produced a total return of −1.03%, Class C shares returned −1.78%, Class I shares returned −0.71% and Class Y shares returned −0.65%.1 In comparison, the fund’s benchmark, the Bloomberg Global Aggregate ex USD Index (Unhedged) (the “Index”), produced a total return of −1.99% for the same period.2

International bonds lost ground during the period primarily as a result of rising interest rates and, to a lesser extent, increasing strength in the U.S. dollar. The fund outperformed the Index, largely due to overweight exposure to below-investment-grade corporate credits.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The fund also normally invests at least 65% of its assets in non-U.S. dollar-denominated, fixed-income securities of foreign governments and companies located in various countries, including emerging markets.

Generally, the fund seeks to maintain a portfolio with an average credit quality of investment grade. The fund’s portfolio managers focus on identifying undervalued government bond markets, currencies, sectors and securities and look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The portfolio managers select securities for the fund’s portfolio by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, focusing on sectors and individual securities that appear to be relatively undervalued, and actively trading among sectors.

Rising Rates Undermine Bond Markets

International bond markets experienced a challenging 12-month period, with mildly positive returns in the first six months undermined by relatively steep, second-half declines. From November 2020 through April 2021, the economic outlook brightened in response to COVID-19 vaccinations, coupled with ongoing fiscal and monetary stimulus. As is typical in times of robust economic growth, bond yields rose while prices of most fixed-income securities, particularly in safe havens, lost ground. G7 government bonds had one of their worst periods in over 30 years. U.S. 10-year Treasury yields almost doubled, moving from 0.82% to 1.62% as the market pivoted to anticipating eventual tapering of central bank bond buying. Other developed-market government bond yields also rose, though less dramatically. Credit spreads generally narrowed in response to the brighter outlook, so while most government bonds delivered losses, investment- grade returns were generally flat, and high yield and emerging-market bonds produced positive returns. As the U.S. dollar weakened, particularly against commodity currencies, most international bonds denominated in local currencies benefited.

Inflation ran hotter than expected during the second half of the period due to economic reopenings in the wake of the COVID-19 pandemic, with supply-chain bottlenecks limiting the availability of goods and exacerbating pricing issues. These trends led to increased volatility, which put pressure on the Federal Reserve (the “Fed”) and other central banks to adopt more hawkish, inflation-fighting postures. In September, the Fed announced plans to begin tapering their massive asset-buying program, with interest-rate hikes to follow as soon as 2022. The prospect of higher interest rates took a toll on international bond markets, reflecting the inverse relationship between bond prices and interest rates. With the Fed signaling a more aggressive attitude toward interest rates hikes than most other central banks, the value of the U.S. dollar surged against most other developed and emerging-market currencies, further pressuring international bonds denominated in local currencies.

Corporate Credit Exposure Bolstered Relative Returns

The fund’s performance compared to the Index was bolstered by positions in high yield and investment-grade bonds. During the first six months of the period, investors who anticipated the impending prospect of economic reopening, began favoring sectors of the market that had been hit hard by COVID-19. Industries such as gaming, lodging, restaurants and home construction all saw valuations rebound. During the second half of the period, as commodity prices surged, and inflation emerged as a key theme, energy companies thrived, and financial firms benefited. The fund’s relative performance was bolstered by overweight exposure to spread sectors in both Europe and the United States among most of these industries. In particular, we focused on “rising stars,” corporate issuers of high yield bonds with potential to migrate to investment-grade ratings. Other beneficial strategies included investments in bonds issued by corporate and sovereign entities located in emerging markets, particularly those that were levered to the global recovery, as well as modest positions in asset-backed securities and commercial mortgage-backed securities.

Few strategies materially detracted from the fund’s relative performance. From a duration perspective, the fund maintained an underweight position throughout the reporting period, an approach that provided uneven results with little overall impact on relative returns. The fund generally avoided taking active currency positions in light of U.S. dollar volatility. In general, foreign exchange (FX) positioning detracted slightly from excess returns. The fund used futures and interest-rate swaps to manage its duration and country positioning, used currency forwards to help manage its FX position and selectively used credit derivatives hedge its credit positions.

Inflation Likely to Determine Market Direction

In our view, the overall economic environment remains constructive for corporate balance sheets and profits, which are supported by continued growth and stimulative government policies. While the Fed continues to posit that recent inflationary pressures are transitory in nature, most observers recognize that those pressures are proving more persistent than many earlier expected. Although rates have fallen somewhat in recent months, bringing short-term relief to bond markets, the question remains open as to how long inflationary pressures will continue to mount, and how various central banks will react. As different central banks take different approaches to the issue, we expect to see increasing differentiation between countries going forward, creating investment opportunities for the fund as an actively managed portfolio. At the same time, as inflationary pressure have increased, and interest

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

rates have started rise, spreads have significantly tightened across spread markets, making spread product increasingly expensive. Accordingly, the fund has started to trim exposure to areas where valuations appear relatively expensive, such as investment-grade credit, while maintaining exposure to areas where valuations still appear relative attractive, such as high yield corporate credit and securitized emerging-market credit. We are increasingly focused on finding idiosyncratic investment opportunities within individual countries, emphasizing companies we believe can withstand a withdrawal of government stimulus and those deleveraging their balance sheets in way likely to improve their credit metrics.

November 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Bloomberg Global Aggregate ex USD Index (Unhedged) is a flagship measure of global investment-grade debt from 24 local currency markets, excluding U.S. dollar-denominated bonds. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed- and emerging-market issuers. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity. These risks are generally greater with emerging-market countries than with more economically and politically established foreign countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon International Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Global Aggregate ex USD Index (Unhedged) (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Class A shares, Class C shares, and Class I shares of BNY Mellon International Bond Fund on 10/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a flagship measure of global investment-grade debt from 24 local currency markets, excluding U.S. dollar-denominated bonds. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon International Bond Fund with a hypothetical investment of $1,000,000 in the Bloomberg Global Aggregate ex USD Index (Unhedged) (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon International Bond Fund on 10/31/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a flagship measure of global investment-grade debt from 24 local currency markets, excluding U.S. dollar-denominated bonds. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2021
	Inception	1 Year	5 Years	10 Years
	Date
Class A shares
with maximum sales charge (4.5%)	12/30/05	-5.47%	0.26%	0.65%
without sales charge	12/30/05	-1.03%	1.18%	1.11%
Class C shares
with applicable redemption charge†	12/30/05	-2.74%	0.55%	0.46%
without redemption	12/30/05	-1.78%	0.55%	0.46%
Class I shares	12/30/05	-0.71%	1.58%	1.49%
Class Y shares	7/1/13	-0.65%	1.66%	1.58%††
Bloomberg Global Aggregate
ex USD Index (Unhedged)		-1.99%	1.92%	0.65%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’ performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Bond Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.06	$8.61	$3.42	$3.03
Ending value (after expenses)	$967.30	$964.00	$968.70	$968.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.19	$8.84	$3.52	$3.11
Ending value (after expenses)	$1,020.06	$1,016.43	$1,021.73	$1,022.13
†

Expenses are equal to the fund’s annualized expense ratio of 1.02% for Class A, 1.74% for Class C, .69% for Class I and .61% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2021

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.1%
Australia - .2%
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	925,000		724,286
Austria - 1.0%
Austria, Sr. Unscd. Bonds	EUR	0.10	2/20/2031	2,675,000	[b]	3,048,945
Belgium - .7%
Belgium, Sr. Unscd. Bonds, Ser. 90	EUR	0.40	6/22/2040	2,100,000	[b]	2,329,932
Bermuda - .3%
Textainer Marine Containers VII, Ser. 2021-1A, Cl. A		1.68	2/20/2046	1,017,667	[b]	999,075
Canada - 6.5%
BMW Canada Auto Trust, Ser. 2019-1, Cl. A3	CAD	2.35	2/20/2024	1,600,000		1,302,090
BMW Canada Auto Trust, Ser. 2021-1A, Cl. A3	CAD	0.76	12/20/2025	1,175,000	[b]	934,171
Canada, Bonds	CAD	1.25	6/1/2030	13,600,000		10,666,121
Canada, Bonds	CAD	2.00	12/1/2051	3,950,000		3,235,706
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	1,125,000	[b]	897,473
Ford Auto Securitization Trust, Ser. 2019-AA, Cl. A2	CAD	2.35	6/15/2023	180,930	[b]	146,545
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. A3	CAD	1.15	11/15/2025	1,075,000	[b]	859,246
GMF Canada Leasing Trust, Ser. 2020-1A, Cl. A3	CAD	1.05	11/20/2025	850,000	[b]	686,731
GMF Canada Leasing Trust, Ser. 2021-1A, Cl. A3	CAD	0.87	5/20/2026	1,125,000	[b]	901,509
MBarc Credit Canada, Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	875,000	[b]	698,939
Silver Arrow Canada, Ser. 2018-1A, Cl. A3	CAD	3.17	8/15/2025	511,837	[b]	415,606
					20,744,137
Cayman Islands - 3.6%
Avery Point VII CLO, Ser. 2015-7A, Cl. AR2, 3 Month LIBOR +.96%		1.08	1/15/2028	843,035	[b,c]	843,282
Bain Capital Credit CLO, Ser. 2020-3A, Cl. A1R, 3 Month LIBOR +1.16%		1.16	10/23/2034	1,155,000	[b,c]	1,155,814
Carlyle US CLO, Ser. 2017-1A, Cl. A2R, 3 Month LIBOR +1.60%		1.73	4/20/2031	850,000	[b,c]	850,794
Carlyle US CLO, Ser. 2017-2A, Cl. A1R, 3 Month LIBOR +1.05%		1.18	7/20/2031	1,125,000	[b,c]	1,125,461
DP World Salaam, Jr. Sub. Notes		6.00	10/1/2025	480,000	[d]	525,665
Invesco CLO, Ser. 2021-1A, Cl. A1, 3 Month LIBOR +1.00%		1.12	4/15/2034	1,025,000	[b,c]	1,026,113

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.1% (continued)
Cayman Islands - 3.6% (continued)
Magnetite XIX CLO, Ser. 2017-19A, Cl. AR, 3 Month LIBOR +1.05%		1.17	4/17/2034	900,000	[b,c]	900,977
Magnetite XXVIII CLO, Ser. 2020-28A, Cl. A, 3 Month LIBOR +1.27%		1.39	10/25/2031	800,000	[b,c]	800,784
Race Point IX CLO, Ser. 2015-9A, CI. A1A2, 3 Month LIBOR +.94%		1.06	10/15/2030	975,000	[b,c]	975,373
RIN IV CLO, Ser. 2021-1A, CI. A, 3 Month LIBOR +1.30%		1.43	4/20/2033	700,000	[b,c]	700,968
SA Global Sukuk, Sr. Unscd. Notes		1.60	6/17/2026	485,000	[b]	479,358
TCI-Flatiron CLO, Ser. 2017-1A, CI. AR, 3 Month LIBOR +.96%		1.08	11/18/2030	925,000	[b,c]	925,105
Thompson Park CLO, Ser. 2021-1A, CI. A1, 3 Month LIBOR +1.00%		1.12	4/15/2034	975,000	[b,c]	975,916
Vale Overseas, Gtd. Notes		6.25	8/10/2026	172,000		199,694
					11,485,304
Chile - .3%
Inversiones CMPC, Gtd. Notes		3.00	4/6/2031	700,000	[b]	683,421
VTR Comunicaciones, Sr. Scd. Notes		5.13	1/15/2028	201,000	[b]	208,799
					892,220
China - 5.0%
China, Unscd. Bonds	CNY	3.81	9/14/2050	96,490,000		15,850,582
Colombia - .2%
Ecopetrol, Sr. Unscd. Notes		5.88	11/2/2051	575,000	[e]	571,570
Egypt - .2%
Egypt, Sr. Unscd. Notes		7.30	9/30/2033	750,000	[b]	706,099
France - 4.4%
Credit Agricole Home Loan SFH, Covered Notes	EUR	1.25	3/24/2031	1,600,000		2,018,357
France, Bonds	EUR	2.50	5/25/2030	8,625,000		12,011,302
					14,029,659
Germany - 16.7%
Bundesobligation, Bonds, Ser. G	EUR	2.25	10/10/2025	12,300,000		14,526,016
Bundesobligation, Bonds, Ses. 183	EUR	1.66	4/10/2026	15,900,000		18,735,509
Bundesrepublik Deutschland Bundesanleihe, Bonds	EUR	0.69	8/15/2031	2,225,000		2,596,172
Bundesrepublik Deutschland Bundesanleihe, Bonds, Ser. 98	EUR	4.75	7/4/2028	3,000,000		4,660,298
Bundesrepublik Deutschland Bundesanleihe, Bonds, Ser. G	EUR	1.60	8/15/2030	10,725,000		12,647,965
					53,165,960
Ghana - .2%
Ghana, Sr. Unscd. Bonds		8.13	1/18/2026	425,659		410,918
Ghana, Sr. Unscd. Notes		8.63	4/7/2034	295,000	[b]	262,296
					673,214

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.1% (continued)
Indonesia - .3%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Sr. Unscd. Notes	EUR	1.88	11/5/2031	940,000		1,058,742
Ireland - 1.2%
AerCap Global Aviation Trust, Gtd. Notes		3.00	10/29/2028	1,420,000		1,440,759
Ireland, Bonds	EUR	2.00	2/18/2045	1,610,000		2,384,740
					3,825,499
Italy - 3.3%
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds	EUR	2.45	9/1/2050	4,945,000	[b]	6,464,414
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds	EUR	2.70	3/1/2047	2,950,000	[b]	4,028,452
					10,492,866
Ivory Coast - .1%
Ivory Coast, Sr. Unscd. Notes	EUR	4.88	1/30/2032	400,000	[b]	453,473
Japan - 16.4%
Japan (10 Year Issue), Bonds, Ser. 348	JPY	0.10	9/20/2027	2,129,300,000		18,867,984
Japan (20 Year Issue), Bonds, Ser. 156	JPY	0.40	3/20/2036	2,311,900,000		20,652,659
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	1,512,700,000		12,390,475
Takeda Pharmaceutical, Sr. Unscd. Notes	EUR	2.00	7/9/2040	300,000		382,253
					52,293,371
Luxembourg - .4%
DH Europe Finance II, Gtd. Bonds	EUR	0.20	3/18/2026	280,000		322,579
JBS Finance Luxembourg, Gtd. Notes		3.63	1/15/2032	250,000		247,168
JBS Finance Luxembourg, Gtd. Notes		3.63	1/15/2032	550,000	[b]	543,769
Millicom International Cellular, Sr. Unscd. Notes		4.50	4/27/2031	250,000	[b]	256,880
					1,370,396
Malaysia - .6%
Malaysia, Bonds, Ser. 219	MYR	3.89	8/15/2029	7,530,000		1,854,981
Mexico - 2.6%
Braskem Idesa, Sr. Scd. Notes		6.99	2/20/2032	275,000	[b,f]	281,875
Metalsa, Gtd. Notes		3.75	5/4/2031	525,000	[b]	494,815
Mexican Bonos, Bonds, Ser. M	MXN	7.75	5/29/2031	100,000,000		4,936,565
Mexico, Bonds, Ser. M	MXN	5.75	3/5/2026	35,000,000		1,606,631
Petroleos Mexicanos, Gtd. Notes		6.84	1/23/2030	925,000		968,859
					8,288,745
Netherlands - .5%
Braskem Netherlands Finance, Gtd. Notes		5.88	1/31/2050	420,000	[b]	447,584

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.1% (continued)
Netherlands - .5% (continued)
Enel Finance International, Gtd. Notes	EUR	0.38	6/17/2027	690,000		796,949
Equate Petrochemical, Gtd. Notes		2.63	4/28/2028	475,000	[b]	475,053
					1,719,586
Qatar - .2%
Qatar Energy, Sr. Unscd. Notes		2.25	7/12/2031	500,000	[b]	493,710
Romania - .3%
Romania, Sr. Unscd. Notes	EUR	2.50	2/8/2030	405,000	[b]	480,389
Romania, Unscd. Notes	EUR	2.75	4/14/2041	425,000	[b]	453,056
					933,445
Russia - .5%
Russia, Bonds, Ser. 6228	RUB	7.65	4/10/2030	117,000,000		1,612,099
Senegal - .2%
Senegal, Sr. Unscd. Notes	EUR	5.38	6/8/2037	425,000	[b]	472,385
Serbia - .3%
Serbia, Sr. Unscd. Notes	EUR	2.05	9/23/2036	925,000	[b]	996,626
Singapore - 1.6%
Singapore, Bonds	SGD	2.63	5/1/2028	6,560,000		5,137,086
Spain - 2.5%
Banco Santander, Covered Notes	EUR	0.88	5/9/2031	1,500,000		1,829,613
Lorca Telecom Bondco, Sr. Scd. Bonds	EUR	4.00	9/18/2027	925,000	[b]	1,078,229
Spain, Sr. Unscd. Bonds	EUR	2.90	10/31/2046	3,224,000	[b]	5,112,137
					8,019,979
Supranational - 1.4%
Africa Finance, Sr. Unscd. Notes		2.88	4/28/2028	625,000	[b,f]	622,538
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes		5.00	7/27/2027	1,635,000		1,817,005
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	1,850,000		1,983,015
					4,422,558
Switzerland - .3%
UBS Group, Jr. Sub. Notes		7.00	1/31/2024	800,000	[b,d,f]	865,556
Thailand - 1.4%
Thailand, Bonds	THB	2.88	12/17/2028	138,635,000		4,538,782
Ukraine - .2%
Ukraine, Sr. Unscd. Notes		1.26	5/31/2040	725,000	[c]	765,803
United Arab Emirates - .3%
Mamoura Diversified Global Holding, Gtd. Notes		2.50	11/7/2024	755,000		785,670
United Kingdom - 9.7%
Barclays, Jr. Sub. Bonds		7.88	3/15/2022	850,000	[d]	869,495
Barclays, Jr. Sub. Notes		8.00	6/15/2024	521,000	[d]	581,241

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.1% (continued)
United Kingdom - 9.7% (continued)
BAT International Finance, Gtd. Notes	EUR	2.25	1/16/2030	395,000		476,702
Brass No. 10, Ser. 10-A, Cl. A1		0.67	4/16/2069	416,369	[b]	414,881
Gemgarto, Ser. 2021-1A, Cl. A, 3 Month SONIA +.59%	GBP	0.64	12/16/2067	785,978	[b,c]	1,082,406
Lanark Master Issuer, Ser. 2020-1A, Cl. 2A, 3 Month SONIO +.57%	GBP	0.62	12/22/2069	871,250	[b,c]	1,199,731
MARB BondCo, Gtd. Bonds		3.95	1/29/2031	825,000	[b]	785,775
Penarth Master Issuer, Ser. 2019-1A, Cl. A2, 1 Month SONIA +.70%	GBP	0.75	7/18/2024	1,180,000	[b,c]	1,619,924
United Kingdom, Bonds	GBP	0.13	1/30/2026	5,525,000		7,364,268
United Kingdom, Bonds	GBP	1.50	7/22/2047	3,000,000		4,419,609
United Kingdom Gilt, Bonds	GBP	0.25	7/31/2031	6,200,000		7,860,863
United Kingdom Gilt, Bonds	GBP	0.38	10/22/2026	2,200,000		2,941,817
United Kingdom Gilt, Bonds	GBP	0.63	10/22/2050	375,000		449,354
Vodafone Group, Jr. Sub. Bonds	EUR	3.10	1/3/2079	771,000		922,120
					30,988,186
United States - 14.5%
7-Eleven, Sr. Unscd. Notes		2.80	2/10/2051	700,000	[b]	657,920
Air Lease, Sr. Unscd. Notes		2.88	1/15/2026	600,000		620,404
Ally Financial, Jr. Sub. Notes, Ser. B		4.70	5/15/2026	1,125,000	[d]	1,169,297
Ally Financial, Sub. Notes		5.75	11/20/2025	185,000		210,093
Arbor Multifamily Mortgage Securities Trust, Ser. 2021-MF3, CI. A5		2.57	10/15/2054	420,000	[b]	432,539
AT&T, Sr. Unscd. Notes	EUR	0.25	3/4/2026	300,000		346,149
AT&T, Sr. Unscd. Notes	EUR	1.80	9/14/2039	325,000		384,062
AT&T, Sr. Unscd. Notes	EUR	2.35	9/5/2029	129,000		166,332
CCO Holdings, Sr. Unscd. Notes		4.50	8/15/2030	865,000	[b]	881,547
Centene, Sr. Unscd. Notes		3.00	10/15/2030	575,000		585,172
Centene, Sr. Unscd. Notes		3.38	2/15/2030	650,000		667,911
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. B, 1 Month LIBOR +1.50%		1.59	6/15/2034	868,659	[b,c]	866,380
Cheniere Energy, Sr. Scd. Notes		4.63	10/15/2028	575,000		603,721
Cheniere Energy Partners, Gtd. Notes		4.00	3/1/2031	725,000	[b]	754,918
CIT Group, Sub. Notes		6.13	3/9/2028	725,000		860,067
Citigroup, Jr. Sub. Bonds, Ser. D		5.35	5/15/2023	850,000	[d]	873,800
Citigroup, Jr. Sub. Bonds, Ser. M		6.30	5/15/2024	596,000	[d]	636,111
Continental Resources, Gtd. Notes		5.75	1/15/2031	445,000	[b]	533,444
CPS Auto Receivables Trust, Ser. 2021-D, Cl. B		1.09	10/15/2027	1,280,000	[b,e]	1,282,654
Crown Americas, Gtd. Notes		4.75	2/1/2026	575,000		593,141

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.1% (continued)
United States - 14.5% (continued)
Danaher, Sr. Unscd. Notes	EUR	2.50	3/30/2030	375,000		495,635
DataBank Issuer, Ser. 2021-1A, Cl. A2		2.06	2/27/2051	875,000	[b]	871,685
DataBank Issuer, Ser. 2021-2A, CI. A2		2.40	10/25/2051	870,000	[b]	875,527
DaVita, Gtd. Notes		3.75	2/15/2031	900,000	[b]	853,875
Elanco Animal Health, Sr. Unscd. Notes		5.90	8/28/2028	775,000		906,680
Eli Lilly & Co., Sr. Unscd. Bonds	EUR	1.38	9/14/2061	650,000		725,340
Energy Transfer, Jr. Sub. Bonds, Ser. A		6.25	2/15/2023	680,000	[d,f]	621,139
Energy Transfer, Jr. Sub. Bonds, Ser. F		6.75	5/15/2025	260,000	[d]	267,475
Energy Transfer, Sr. Unscd. Notes		4.00	10/1/2027	380,000		412,932
EQT, Sr. Unscd. Notes		3.00	10/1/2022	1,555,000	[f]	1,572,867
EQT, Sr. Unscd. Notes		3.13	5/15/2026	100,000	[b]	100,878
Exeter Automobile Receivables Trust, Ser. 2021-2A, Cl. C		0.98	6/15/2026	675,000		672,329
Federal Agricultural Mortgage Corporation Mortgage Trust, Ser. 2021-1, CI. A		2.18	1/25/2051	730,000	[b]	727,043
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, 1 Month SOFR +2.00%		2.05	1/25/2051	295,722	[b,c,g]	298,361
Fidelity National Information Services, Sr. Unscd. Notes	EUR	1.50	5/21/2027	680,000		824,290
Ford Motor, Sr. Unscd. Notes		4.75	1/15/2043	625,000		683,519
HCA, Gtd. Notes		3.50	9/1/2030	348,000		366,383
HCA, Gtd. Notes		5.88	2/1/2029	435,000		518,285
Hilton Domestic Operating, Gtd. Notes		3.63	2/15/2032	500,000	[b]	488,450
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF		5.00	8/1/2024	1,313,000	[d]	1,359,776
Kraft Heinz Foods, Gtd. Notes		4.88	10/1/2049	255,000		316,200
Lamar Media, Gtd. Notes		3.75	2/15/2028	1,150,000		1,163,857
Level 3 Financing, Gtd. Notes		4.25	7/1/2028	990,000	[b]	980,065
Lumen Technologies, Sr. Unscd. Notes		5.38	6/15/2029	800,000	[b,f]	804,000
MGM Growth Properties Operating Partnership, Gtd. Notes		3.88	2/15/2029	320,000	[b]	339,286
MGM Growth Properties Operating Partnership, Gtd. Notes		5.75	2/1/2027	775,000		884,469
Molina Healthcare, Sr. Unscd. Notes		4.38	6/15/2028	525,000	[b]	544,031
Mozart Debt Merger Sub, Sr. Scd. Notes		3.88	4/1/2029	1,300,000	[b]	1,295,125

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.1% (continued)
United States - 14.5% (continued)
MPT Operating Partnership, Gtd. Bonds	EUR	0.99	10/15/2026	575,000		658,269
New Economy Assets Phase 1 Sponsor, Ser. 2021-1, Cl. A1		1.91	10/20/2061	1,355,000	[b]	1,352,073
NRG Energy, Gtd. Notes		3.63	2/15/2031	900,000	[b]	877,050
Rocket Mortgage, Gtd. Notes		3.63	3/1/2029	775,000	[b]	770,156
Santander Drive Auto Receivables Trust, Ser. 2021-4, CI. C		1.26	2/16/2027	620,000		619,263
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	695,000	[b]	705,970
SLM, Sr. Unscd. Notes		4.20	10/29/2025	260,000		275,165
Southern Copper, Sr. Unscd. Notes		5.88	4/23/2045	465,000		631,847
Stellantis Finance US, Gtd. Notes		2.69	9/15/2031	650,000	[b]	640,663
Taylor Morrison Communities, Sr. Unscd. Notes		5.13	8/1/2030	300,000	[b,f]	318,375
The Goldman Sachs Group, Jr. Sub. Notes, Ser. T		3.80	5/10/2026	660,000	[d]	661,650
The Southern Company, Jr. Sub. Notes	EUR	1.88	9/15/2081	625,000		707,111
T-Mobile USA, Gtd. Notes		4.75	2/1/2028	550,000		580,938
United Rentals North America, Gtd. Notes		4.00	7/15/2030	850,000		868,309
VICI Properties, Gtd. Notes		3.50	2/15/2025	596,000	[b]	607,175
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, 1 Month LIBOR +1.15%		1.24	2/15/2040	568,139	[b,c]	570,168
Western Midstream Operating, Sr. Unscd. Notes		4.65	7/1/2026	465,000		502,788
Western Midstream Operating, Sr. Unscd. Notes		5.30	2/1/2030	410,000		449,975
Yum! Brands, Sr. Unscd. Notes		4.63	1/31/2032	1,225,000		1,275,531
					46,167,640
Total Bonds and Notes (cost $315,559,015)				312,778,167
	1-Day Yield (%)			Shares
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $506,878)		0.06		506,878	[h]	506,878

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $3,000,950)	0.02	3,000,950	[h] 3,000,950
Total Investments (cost $319,066,843)		99.2%	316,285,995
Cash and Receivables (Net)		0.8%	2,704,060
Net Assets		100.0%	318,990,055

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

AUD—Australian Dollar

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, these securities were valued at $73,091,748 or 22.91% of net assets.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of October 31, 2021.

f Security, or portion thereof, on loan. At October 31, 2021, the value of the fund’s securities on loan was $4,712,827 and the value of the collateral was $4,849,842, consisting of cash collateral of $3,000,950 and U.S. Government & Agency securities valued at $1,848,892. In addition, the value of collateral may include pending sales that are also on loan.

g The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	68.5
Collateralized Loan Obligations Debt	3.2
Banks	2.7
Asset-Backed Certificates/Auto Receivables	2.7
Energy	2.6
Health Care	2.4
Diversified Financials	2.3
Telecommunication Services	1.8
Asset-Backed Certificates	1.6
Commercial Mortgage Pass-Through Certificates	1.4
Supranational Bank	1.4
Investment Companies	1.1
Utilities	1.1
Real Estate	1.0
Retailing	.6
Food Products	.6
Automobiles & Components	.6
Asset-Backed Certificates/Credit Cards	.5
Commercial & Professional Services	.4
Chemicals	.4
Advertising	.4
Media	.3
Metals & Mining	.3
Information Technology	.3
Consumer Discretionary	.2
U.S. Government Agencies Collateralized Mortgage Obligations	.2
Forest Products & Paper	.2
Materials	.2
Agriculture	.1
U.S. Government Agencies Collateralized Municipal-Backed Securities	.1
99.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Value 10/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	864,509	286,752,884	(287,110,515)	506,878.2		7,612
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,910,909	1,977,195	(3,888,104)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	49,691,918	(46,690,968)	3,000,950.9		8,720†††
Total	2,775,418	338,421,997	(337,689,587)	3,507,828	1.1	16,332

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FUTURES
October 31, 2021

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	25	12/15/2021	2,727,115[a]	2,536,049	(191,066)
Australian 3 Year Bond	402	12/15/2021	34,875,385[a]	34,313,267	(562,118)
Euro-Bobl	61	12/8/2021	9,563,904[a]	9,432,220	(131,684)
Euro-Bond	39	12/8/2021	7,688,053[a]	7,579,522	(108,531)
U.S. Treasury Ultra Long Bond	34	12/21/2021	6,634,476	6,677,813	43,337
Ultra 10 Year U.S. Treasury Notes	105	12/21/2021	15,301,114	15,228,281	(72,833)
Futures Short
Canadian 10 Year Bond	46	12/20/2021	5,426,344[a]	5,238,930	187,414
Euro 30 Year Bond	22	12/8/2021	5,361,546[a]	5,314,779	46,767
Euro BTP Italian Government Bond	5	12/8/2021	890,682[a]	856,943	33,739
Japanese 10 Year Bond	5	12/13/2021	6,659,526[a]	6,638,298	21,228
U.S. Treasury 10 Year Notes	165	12/21/2021	21,693,829	21,566,016	127,813
U.S. Treasury 2 Year Notes	65	12/31/2021	14,290,358	14,251,250	39,108
U.S. Treasury 5 Year Notes	185	12/31/2021	22,604,333	22,523,750	80,583
U.S. Treasury Long Bond	14	12/21/2021	2,279,559	2,251,813	27,746
Gross Unrealized Appreciation				607,735
Gross Unrealized Depreciation				(1,066,232)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2021

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
Swedish Krona	20,024,592	United States Dollar	2,322,555	11/30/2021	9,746
United States Dollar	16,250,682	Euro	14,000,000	11/30/2021	56,644
United States Dollar	1,766,920	Chinese Yuan Renminbi	11,500,000	12/15/2021	(23,149)
United States Dollar	32,494	Chilean Peso	26,710,000	12/15/2021	(166)
Indonesian Rupiah	31,121,620,000	United States Dollar	2,156,880	12/15/2021	30,025
Hungarian Forint	153,040,000	United States Dollar	517,271	12/15/2021	(26,549)
Chinese Yuan Renminbi	1,930,000	United States Dollar	297,067	12/15/2021	3,017
Indian Rupee	96,480,000	United States Dollar	1,287,464	12/15/2021	(5,941)
Citigroup
Czech Koruna	37,140,000	United States Dollar	1,709,381	12/15/2021	(39,538)
United States Dollar	1,687,494	Czech Koruna	37,140,000	12/15/2021	17,651
United States Dollar	452,531	South Korean Won	538,240,000	12/15/2021	(7,586)
United States Dollar	707,051	Russian Ruble	52,705,000	12/15/2021	(28,817)
Japanese Yen	2,237,454,747	United States Dollar	19,677,508	11/30/2021	(41,988)
Euro	1,847,641	United States Dollar	2,146,314	11/30/2021	(9,116)
Goldman Sachs
United States Dollar	1,304,598	Taiwan Dollar	36,170,000	12/15/2021	3,742
Polish Zloty	2,410,000	United States Dollar	626,750	12/15/2021	(23,310)
United States Dollar	607,007	Polish Zloty	2,410,000	12/15/2021	3,567
United States Dollar	5,569,812	Mexican Peso	112,094,684	12/15/2021	164,467
United States Dollar	15,915,760	British Pound	11,630,000	11/30/2021	(944)
United States Dollar	224,355	Malaysian Ringgit	935,000	12/15/2021	(981)
Israeli Shekel	2,380,000	United States Dollar	737,668	12/15/2021	14,721
United States Dollar	5,345,378	Canadian Dollar	6,621,026	11/30/2021	(4,451)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs(continued)
South Korean Won	7,711,459,000	United States Dollar	6,598,096	12/15/2021	(5,922)
HSBC
Euro	19,222,359	United States Dollar	22,303,953	11/30/2021	(69,124)
Norwegian Krone	5,865,000	United States Dollar	702,231	11/30/2021	(8,119)
New Zealand Dollar	1,390,000	United States Dollar	994,127	11/30/2021	1,522
British Pound	370,000	United States Dollar	508,512	11/30/2021	(2,134)
Australian Dollar	9,920,000	United States Dollar	7,430,129	11/30/2021	33,095
Polish Zloty	4,440,000	United States Dollar	1,151,788	12/15/2021	(40,055)
United States Dollar	45,364	Polish Zloty	180,000	12/15/2021	294
J.P. Morgan Securities
United States Dollar	1,513,561	Australian Dollar	2,010,000	11/30/2021	1,355
Czech Koruna	13,875,000	United States Dollar	632,964	12/15/2021	(9,133)
Chinese Yuan Renminbi	23,170,000	United States Dollar	3,579,797	12/15/2021	22,765
Swiss Franc	2,620,000	United States Dollar	2,861,109	11/30/2021	2,749
Danish Krone	7,000,000	United States Dollar	1,094,649	11/30/2021	(6,139)
Chinese Yuan Renminbi	145,340,000	United States Dollar	22,322,224	12/15/2021	301,135
United States Dollar	2,974,788	Thai Baht	97,460,000	12/15/2021	38,621
United States Dollar	4,296,604	Singapore Dollar	5,770,000	12/15/2021	18,672
Chilean Peso	232,400,000	United States Dollar	292,559	12/15/2021	(8,392)
Gross Unrealized Appreciation					723,788
Gross Unrealized Depreciation					(361,554)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS
October 31, 2021

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
USD - 3 Month LIBOR	USD Fixed at 1.63	4/16/2031	36,925,000	(339,776)
USD - 3 Month LIBOR	USD Fixed at 1.79	6/28/2051	6,525,000	(130,732)
USD - 3 Month LIBOR	USD Fixed at 0.97	6/28/2026	13,875,000	97,131
Gross Unrealized Appreciation				97,131
Gross Unrealized Depreciation				(470,508)

USD—United States Dollar

See notes to financial statements.

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation)($)
Purchased Contracts:[1]
Markit CDX North America High Yield Index Series 37Paid Fixed Rate of 5.00% 3 Month	12/20/2026	6,175,000	(590,907)	(569,703)	(21,204)
Markit CDS North America Investment Grade Index Series 37Paid Fixed Rate of 1.00% 3 Month	12/20/2026	15,710,000	(409,003)	(372,822)	(36,181)
Markit CDX Emerging Market Index Series 36Paid Fixed Rate of 1.00% 3 Month	12/20/2026	24,200,000	977,230	933,701	43,529
Gross Unrealized Appreciation				43,529
Gross Unrealized Depreciation				(57,385)

1 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,712,827)—Note 1(c):
Unaffiliated issuers	315,559,015	312,778,167
Affiliated issuers	3,507,828	3,507,828
Cash denominated in foreign currency	1,103,310	1,112,516
Cash collateral held by broker—Note 4		6,380,344
Dividends, interest and securities lending income receivable		1,489,522
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		723,788
Receivable for investment securities sold		282,476
Receivable for shares of Beneficial Interest subscribed		248,294
Tax reclaim receivable—Note 1(b)		55,999
Prepaid expenses		53,957
		326,632,891
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		143,231
Cash overdraft due to Custodian		801,345
Liability for securities on loan—Note 1(c)		3,000,950
Payable for investment securities purchased		2,573,431
Payable for shares of Beneficial Interest redeemed		374,784
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		361,554
Payable for futures variation margin—Note 4		153,040
Payable for swap variation margin—Note 4		46,371
Trustees’ fees and expenses payable		9,625
Other accrued expenses		178,505
		7,642,836
Net Assets ($)		318,990,055
Composition of Net Assets ($):
Paid-in capital		484,763,501
Total distributable earnings (loss)		(165,773,446)
Net Assets ($)		318,990,055

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	41,115,295	2,822,729	228,632,615	46,419,416
Shares Outstanding	2,776,835	198,720	15,155,777	3,071,685
Net Asset Value Per Share ($)	14.81	14.20	15.09	15.11

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2021

Investment Income ($):
Income:
Interest (net of $19,446 foreign taxes withheld at source)	6,507,598
Dividends from affiliated issuers	7,612
Income from securities lending—Note 1(c)	8,720
Total Income	6,523,930
Expenses:
Management fee—Note 3(a)	1,819,844
Shareholder servicing costs—Note 3(c)	784,226
Professional fees	111,379
Registration fees	70,258
Custodian fees—Note 3(c)	54,865
Prospectus and shareholders’ reports	43,410
Distribution fees—Note 3(b)	36,937
Trustees’ fees and expenses—Note 3(d)	25,965
Chief Compliance Officer fees—Note 3(c)	14,062
Loan commitment fees—Note 2	10,729
Miscellaneous	43,180
Total Expenses	3,014,855
Less—reduction in expenses due to undertaking—Note 3(a)	(339,934)
Net Expenses	2,674,921
Investment Income—Net	3,849,009
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	20,628,586
Net realized gain (loss) on futures	3,572,595
Net realized gain (loss) on options transactions	222,376
Net realized gain (loss) on forward foreign currency exchange contracts	(3,766,077)
Net realized gain (loss) on swap agreements	(401,288)
Net Realized Gain (Loss)	20,256,192
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(24,536,950)
Net change in unrealized appreciation (depreciation) on futures	(977,989)
Net change in unrealized appreciation (depreciation) on options transactions	(33,665)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,366,429
Net change in unrealized appreciation (depreciation) on swap agreements	(387,233)
Net Change in Unrealized Appreciation (Depreciation)	(24,569,408)
Net Realized and Unrealized Gain (Loss) on Investments	(4,313,216)
Net (Decrease) in Net Assets Resulting from Operations	(464,207)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	3,849,009	5,648,673
Net realized gain (loss) on investments	20,256,192	(7,222,118)
Net change in unrealized appreciation (depreciation) on investments	(24,569,408)	2,229,523
Net Increase (Decrease) in Net Assets Resulting from Operations	(464,207)	656,078
Distributions ($):
Distributions to shareholders:
Class A	(1,064,518)	-
Class C	(166,033)	-
Class I	(6,996,254)	-
Class Y	(1,841,023)	-
Total Distributions	(10,067,828)	-
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	12,424,807	12,631,255
Class C	74,088	142,003
Class I	57,054,309	80,560,368
Class Y	11,304,272	15,785,115
Distributions reinvested:
Class A	960,971	-
Class C	158,251	-
Class I	6,113,196	-
Class Y	1,755,686	-
Cost of shares redeemed:
Class A	(14,026,251)	(25,401,818)
Class C	(5,747,011)	(8,459,595)
Class I	(101,204,458)	(283,062,741)
Class Y	(37,258,624)	(23,087,441)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(68,390,764)	(230,892,854)
Total Increase (Decrease) in Net Assets	(78,922,799)	(230,236,776)
Net Assets ($):
Beginning of Period	397,912,854	628,149,630
End of Period	318,990,055	397,912,854

	Year Ended October 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	801,549	865,289
Shares issued for distributions reinvested	60,783	-
Shares redeemed	(907,597)	(1,715,679)
Net Increase (Decrease) in Shares Outstanding	(45,265)	(850,390)
Class Cb
Shares sold	4,937	9,762
Shares issued for distributions reinvested	10,357	-
Shares redeemed	(383,555)	(591,629)
Net Increase (Decrease) in Shares Outstanding	(368,261)	(581,867)
Class Ia
Shares sold	3,617,074	5,355,402
Shares issued for distributions reinvested	380,363	-
Shares redeemed	(6,415,981)	(19,152,740)
Net Increase (Decrease) in Shares Outstanding	(2,418,544)	(13,797,338)
Class Y
Shares sold	714,046	1,072,542
Shares issued for distributions reinvested	109,005	-
Shares redeemed	(2,377,596)	(1,558,387)
Net Increase (Decrease) in Shares Outstanding	(1,554,545)	(485,845)

[a]

During the period ended October 31, 2021, 1,292 Class A shares representing $19,238 were exchanged for 1,268 Class I shares and during the period ended October 31, 2020, 52 Class A shares representing $781 were exchanged for 52 Class I shares.

[b]

During the period ended October 31, 2021, 3,984 Class C shares representing $59,788 were automatically converted to 3,833 Class A shares and during the period ended October 31, 2020, 1,340 Class C shares representing $19,358 were automatically converted to 1,297 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.33	15.04	14.68	16.09	15.35
Investment Operations:
Investment income—net[a]	.12	.12	.23	.41	.25
Net realized and unrealized gain (loss) on investments	(.25)	.17[b]	.51	(1.17)	.54
Total from Investment Operations	(.13)	.29	.74	(.76)	.79
Distributions:
Dividends from Investment income—net	(.39)	-	(.38)	(.65)	(.05)
Net asset value, end of period	14.81	15.33	15.04	14.68	16.09
Total Return (%)[c]	(1.03)	1.93	5.10	(4.90)	5.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.80	1.66	1.41	1.29	1.35
Ratio of net expenses to average net assets	1.02	1.02	1.02	1.02	1.35
Ratio of net investment income to average net assets	.77	.83	1.53	2.59	1.64
Portfolio Turnover Rate	141.06	103.49	107.73	95.31	118.36
Net Assets, end of period ($ x 1,000)	41,115	43,274	55,243	56,842	73,657

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

c Exclusive of sales charge.

See notes to financial statements.

	Year Ended October 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	14.76	14.58	14.28	15.67	14.97
Investment Operations:
Investment income—net[a]	.01	.03	.13	.31	.18
Net realized and unrealized gain (loss) on investments	(.26)	.15[b]	.50	(1.14)	.53
Total from Investment Operations	(.25)	.18	.63	(.83)	.71
Distributions:
Dividends from investment income—net	(.31)	-	(.33)	(.56)	(.01)
Net asset value, end of period	14.20	14.76	14.58	14.28	15.67
Total Return (%)[c]	(1.78)	1.23	4.51	(5.56)	4.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.73	1.71	1.68	1.65	1.79
Ratio of net expenses to average net assets	1.73	1.71	1.68	1.65	1.79
Ratio of net investment income to average net assets	.07	.21	.94	1.99	1.20
Portfolio Turnover Rate	141.06	103.49	107.73	95.31	118.36
Net Assets, end of period ($ x 1,000)	2,823	8,368	16,745	31,007	38,224

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

c Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.59	15.24	14.85	16.28	15.48
Investment Operations:
Investment income—net[a]	.17	.18	.29	.49	.35
Net realized and unrealized gain (loss) on investments	(.26)	.17[b]	.50	(1.18)	.54
Total from Investment Operations	(.09)	.35	.79	(.69)	.89
Distributions:
Dividends from Investment income—net	(.41)	-	(.40)	(.74)	(.09)
Net asset value, end of period	15.09	15.59	15.24	14.85	16.28
Total Return (%)	(.71)	2.30	5.49	(4.53)	5.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.69	.66	.63	.75
Ratio of net expenses to average net assets	.70	.69	.66	.63	.75
Ratio of net investment income to average net assets	1.10	1.21	1.94	3.09	2.23
Portfolio Turnover Rate	141.06	103.49	107.73	95.31	118.36
Net Assets, end of period ($ x 1,000)	228,633	274,030	478,195	816,809	657,117

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

See notes to financial statements.

	Year Ended October 31,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.62	15.25	14.85	16.29	15.49
Investment Operations:
Investment income—net[a]	.19	.19	.30	.50	.37
Net realized and unrealized gain (loss) on investments	(.28)	.18[b]	.52	(1.19)	.53
Total from Investment Operations	(.09)	.37	.82	(.69)	.90
Distributions:
Dividends from Investment income—net	(.42)	-	(.42)	(.75)	(.10)
Net asset value, end of period	15.11	15.62	15.25	14.85	16.29
Total Return (%)	(.65)	2.36	5.65	(4.52)	5.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.59	.57	.56	.68
Ratio of net expenses to average net assets	.61	.59	.57	.56	.68
Ratio of net investment income to average net assets	1.18	1.25	1.99	3.14	2.30
Portfolio Turnover Rate	141.06	103.49	107.73	95.31	118.36
Net Assets, end of period ($ x 1,000)	46,419	72,241	77,966	89,726	72,325

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Bond Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return through capital appreciation and income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Insight North America LLC (the “Sub-Adviser”) as the fund’s sub-investment adviser pursuant to a sub-investment advisory agreement between the Adviser and Sub-Adviser. As the fund’s sub-investment adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of the Sub-Adviser, and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swaps agreements are valued by a Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Asset-Backed Securities	-	15,134,840	-	15,134,840

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
Collateralized Loan Obligations	-	10,280,587	-	10,280,587
Commercial Mortgage-Backed	-	4,566,105	-	4,566,105
Corporate Bonds	-	63,114,436	-	63,114,436
Foreign Governmental	-	218,656,795	-	218,656,795
Investment Companies	3,507,828	-	-	3,507,828
U.S. Government Agencies Collateralized Mortgage Obligations	-	727,043	-	727,043
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	298,361	-	298,361
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	723,788	-	723,788
Futures††	607,735	-	-	607,735
Swap Agreements††	-	140,660	-	140,660
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(361,554)	-	(361,554)
Futures††	(1,066,232)	-	-	(1,066,232)
Swap Agreements††	-	(527,893)	-	(527,893)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the

NOTES TO FINANCIAL STATEMENTS (continued)

securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2021, The Bank of New York Mellon earned $1,173 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry or country.

The fund invests in collateralized loan obligations (“CLO”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the

NOTES TO FINANCIAL STATEMENTS (continued)

subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk. The fund will not invest in CLO equity tranches.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 29, 2021, the Board declared a cash dividend of $.036, $.009, $.049 and $.052 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on November 1, 2021, to shareholders of record as of the close of business on October 29, 2021. The ex-dividend date was November 1, 2021.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $5,857,758, accumulated capital and other losses $167,814,161 and unrealized depreciation $3,817,043.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2021. The fund has $106,582,554 of short-term capital losses and $60,020,961 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $10,067,828 and $0, respectively.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income

NOTES TO FINANCIAL STATEMENTS (continued)

Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser and the Trust, the Trust has agreed to pay the Adviser a management fee computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2020 through March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the Class A shares of the fund, so that the direct expenses of Class A shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowing and extraordinary expenses) do not exceed .77% of the value of the fund’s average daily net assets. On or after March 1, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $339,934 during the period ended October 31, 2021.

As of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .24% of the value of the fund’s average daily net assets.

During the period ended October 31, 2021, the Distributor retained $3 from commissions earned on sales of the fund’s Class A shares and $27 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2021, Class C shares were charged $36,937 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2021, Class A and Class C shares were charged $108,970 and $12,312, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2021, the fund was charged $27,788 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2021, the fund was charged $54,865 pursuant to the custody agreement.

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2021, the fund was charged $14,062 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $136,784, Distribution Plan fees of $1,815, Shareholder Services Plan fees of $9,451, custodian fees of $13,500, Chief Compliance Officer fees of $4,718 and transfer agency fees of $4,575, which are offset against an expense reimbursement currently in effect in the amount of $27,612.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended October 31, 2021, amounted to $486,951,625 and $549,859,355, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2021 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rate, currency or as a substitute for an investment. The fund is subject to market risk, currency risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Swaptions purchase and write options on swaps (“swaptions”) primarily preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. At October 31, 2021, there were no options purchase or written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at October 31, 2021 are set forth in the Statement of Swap Agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at October 31, 2021 are set forth in the Statement of Swap Agreements.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2021 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	704,866	[1,2]	Interest rate risk	(1,536,740)	[1,2]
Foreign exchange risk	723,788	[3]	Foreign exchange risk	(361,554)	[3]
Credit risk	43,529	[2]	Credit risk	(57,385)	[2]
Gross fair value of derivative contracts	1,472,183			(1,955,679)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]

Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap
Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[3]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2021 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	3,572,595		-		-		(684,558)		2,888,037
Foreign exchange	-		(47,135)		(3,766,077)		-		(3,813,212)
Credit	-		269,511		-		283,270		552,781
Total	3,572,595		222,376		(3,766,077)		(401,288)		(372,394)

NOTES TO FINANCIAL STATEMENTS (continued)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(977,989)		(33,665)		-		(373,377)		(1,385,031)
Foreign exchange	-		-		1,366,429		-		1,366,429
Credit	-		-		-		(13,856)		(13,856)
Total	(977,989)		(33,665)		1,366,429		(387,233)		(32,458)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	607,735	(1,066,232)
Forward contracts	723,788	(361,554)
Swaps	140,660	(527,893)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,472,183	(1,955,679)
Derivatives not subject to
Master Agreements	(748,395)	1,594,125
Total gross amount of assets
and liabilities subject to
Master Agreements	723,788	(361,554)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	99,432		(55,805)	(43,627)		-
Citigroup	17,651		(17,651)	-		-
Goldman Sachs	186,497		(35,608)	-		150,889
HSBC	34,911		(34,911)	-		-
J.P. Morgan Securities	385,297		(23,664)	(361,633)		-
Total	723,788		(167,639)	(405,260)		150,889

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(55,805)		55,805	-		-
Citigroup	(127,045)		17,651	-		(109,394)
Goldman Sachs	(35,608)		35,608	-		-
HSBC	(119,432)		34,911	84,521		-
J.P. Morgan Securities	(23,664)		23,664	-		-
Total	(361,554)		167,639	84,521		(109,394)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2021:

Average Market Value ($)
Interest rate futures	181,014,265
Interest rate options contracts	1,416,038
Foreign currency options contracts	21,106
Forward contracts	237,632,486

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2021:

Average Notional Value ($)
Interest rate swap agreements	42,778,545
Credit default swap agreements	12,700,508

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2021, the cost of investments for federal income tax purposes was $319,374,714; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $3,814,263, consisting of $6,619,724 gross unrealized appreciation and $10,433,987 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the fund and Board of Trustees of
BNY Mellon Investment Funds III:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Bond Fund (the “Fund”), a series of BNY Mellon Investment Funds III, including the statements of investments, futures, forward foreign currency exchange contracts and and swap agreements, as of October 31, 2021, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 22, 2021

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 23.11% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)
IIndependent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Francine J. Bovich (70)
Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 55

———————

Andrew J. Donohue (71)
Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 45

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (75)
Board Member (1988)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)
Board Member (1992)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 45

———————

Benaree Pratt Wiley (75)
Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 63

———————

Interested Board Member

Bradley Skapyak (62)
Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of Dreyfus (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of the Transfer Agent (2011-2019)

• Senior Vice President of the Custodian (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member
Stephen J. Lockwood, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon International Bond Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Insight North America, LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DIBAX Class C: DIBCX Class I: DIBRX Class Y: DIBYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6091AR1021

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $80,970 in 2020 and $80,970 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,740 in 2020 and $10,740 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2020 and $0 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iii) determination of Passive Foreign Investment. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $0 in 2021.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,624,805 in 2020 and $3,851,043 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: December 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: December 17, 2021

By: /s/ James Windels

        James Windels

        Treasurer (Principal Financial Officer)

Date: December 17, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)